Exhibit 99.1

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Liquidia Announces Chief Financial Officer Transition

Steven Bariahtaris Appointed Interim Chief Financial Officer

RESEARCH TRIANGLE PARK, N.C., August 20, 2020 - Liquidia Technologies, Inc. (NASDAQ: LQDA), a late-stage clinical biopharmaceutical company focused on the development and commercialization of novel products using its proprietary PRINT® technology, today announced Steven Bariahtaris has been appointed interim Chief Financial Officer (CFO), effective immediately. He succeeds Richard Katz, M.D. who has resigned from his role at Liquidia in order to pursue other opportunities. Liquidia has engaged Spencer Stuart, a global executive search and leadership advisory firm, to conduct the search for a permanent successor.

“Steve is a talented and proven leader who is known for his strategic insights, financial expertise and unwavering commitment to value creation,” said Neal Fowler, Chief Executive Officer at Liquidia. “Once the acquisition of RareGen is completed, Liquidia will emerge as a fully integrated biopharmaceutical company with a potential new product launch, LIQ861, on the horizon. Steve’s vast experience in scaling and implementing financial capabilities and commercial readiness strategies will be instrumental during this truly transformative period for our company.”

Mr. Fowler added, “We are very appreciative of Rich’s contributions to the company during his tenure and we wish him every success in his future endeavors.”

Mr. Bariahtaris joins Liquidia with an extensive background in corporate finance and management. Prior to Liquidia, he spent nearly 24 years at Johnson & Johnson (J&J) serving in several executive roles with increasing responsibility. Most recently, Mr. Bariahtaris served as J&J’s Worldwide Vice President, Corporate Internal Audit, where he acted as the Chief Audit Executive for the $80 billion healthcare company. Mr. Bariahtaris served in several additional J&J leadership roles including CFO & Vice President of Finance for Janssen Americas where he provided financial leadership for the $20+ billion pharmaceuticals business and Vice President, Worldwide Finance and CFO for Ortho Clinical Diagnostics where he provided financial leadership for the $2 billion fully integrated global diagnostics business.

“I am thrilled to be joining Liquidia at such a pivotal time,” said Mr. Bariahtaris. “I look forward to working closely with Neal and Liquidia team to advance the company for its commercial debut, integration of RareGen upon closing, and position it for long-term growth.”

Mr. Bariahtaris began his career with Proctor and Gamble (P&G) working initially in supply chain management roles before his transition to Corporate Finance. He received a Bachelor of Science (B.S) from Cornell University and a Master of Business Administration (MBA) from The Wharton School at the University of Pennsylvania.

Dr. Katz has agreed to provide advice and assistance to the Company for a short period of time in order to support a smooth transition.

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

About Liquidia

Liquidia is a late-stage clinical biopharmaceutical company focused on the development and commercialization of novel products using its proprietary PRINT® technology to transform the lives of patients. PRINT is a particle engineering platform that enables precise production of uniform drug particles designed to improve the safety, efficacy and performance of a wide range of therapies. Currently, Liquidia is focused on the development of two product candidates for which it holds worldwide commercial rights: LIQ861 for the treatment of pulmonary arterial hypertension (PAH) and LIQ865 for the treatment of local post-operative pain. Liquidia is headquartered in Research Triangle Park, NC. For more information, please visit www.liquidia.com.

About RareGen

RareGen, LLC is a portfolio company of PBM Capital Group, a healthcare investment firm. RareGen provides strategy, investment, and commercialization for rare disease pharmaceutical products. RareGen has a national sales force focused on cardiology and pulmonology specialties.

Important Information About the Transaction and Where to Find It

In connection with the proposed merger transaction, the Company and Liquidia Corporation will be filing documents with the Securities and Exchange Commission, or the SEC, including the filing by Liquidia Corporation of a registration statement on Form S-4 on August 5, 2020, and the Company intends to deliver a proxy statement regarding the proposed merger transaction to its stockholders that will also constitute a prospectus of the Company. After the registration statement is declared effective, the Company plans to mail to its stockholders the notice of internet availability of the definitive proxy statement/prospectus and may also file other documents with the SEC regarding the proposed merger transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document which the Company or Liquidia Corporation may file with the SEC. Investors and security holders of the Company and RareGen are urged to read the registration statement, the proxy statement/prospectus and any other relevant documents, as well as any amendments or supplements to these documents, carefully and in their entirety when they become available because they will contain important information. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of the Company  at the following:

Liquidia Technologies, Inc.
Jason Adair
Investor Relations
240.372.1664
Jason.adair@liquidia.com

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Participants in the Solicitation

The Company, RareGen and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction and related matters. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s Form 10-K for the year ended December 31, 2019 and its proxy statement filed on April 28, 2020, which are filed with the SEC. Additional information is and will be available in the registration statement on Form S-4 and the proxy statement/prospectus.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Liquidia Technologies, Inc.

419 Davis Drive, Suite 100

Morrisville, NC 27560

MEDIA RELEASE

www.liquidia.com

Cautionary Statements Regarding Forward-Looking Statements

This press release may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts, including statements regarding our future results of operations and financial position, our strategic and financial initiatives, our business strategy and plans and our objectives for future operations, are forward-looking statements. Such forward-looking statements, including statements regarding clinical trials, clinical studies and other clinical work (including the funding therefor, anticipated patient enrollment, safety data, study data, trial outcomes, timing or associated costs), regulatory applications and related timelines, including potential U.S. Food and Drug Administration (FDA) approval of the New Drug Application (NDA) for LIQ861, the timeline or outcome related to our patent litigation pending in the U.S. District Court for the District of Delaware or two petitions for inter partes review with the Patent Trial and Appeal Board, and our ability to execute on our strategic or financial initiatives, involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks discussed in our and Liquidia Corporation’s filings with the Securities and Exchange Commission, including the risk that our proposed acquisition of RareGen, LLC is not consummated or that the expected benefits and synergies from the proposed acquisition are not realized, the impact of the coronavirus (COVID-19) outbreak on our company and our financial condition and results of operations, as well as a number of uncertainties and assumptions. Moreover, we operate in a very competitive and rapidly changing environment and our industry has inherent risks. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that these goals will be achieved, and we undertake no duty to update our goals or to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact Information

Media:
Michael Parks
Corporate Communications
484.356.7105
michael.parks@liquidia.com

Investors:
Jason Adair
Vice President, Corporate Development and Strategy
919.328.4400
jason.adair@liquidia.com

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